                                                                   EXHIBIT 3.147

                            ARTICLES OF INCORPORATION

                                       of

                          U-HAUL CO. OF WEST VIRGINIA

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of West Virginia.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF WEST VIRGINIA.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                  ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of West Virginia upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the West Virginia General Corporation Law.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are two thousand five hundred (2,500) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Twenty Five Thousand ($25,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration

Page one of three pages
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its principal office shall be P.O. Box 38, City of Buffalo, State of West Virginia 25033.

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

Bennie Joe Brown                    P.O. Box 38
                                    Buffalo, West Virginia 25033

Joe Brown                           P.O. Box 38
                                    Buffalo, West Virginia 25033

Max Brown                           P.O. Box 38
                                    Buffalo, West Virginia 25033

                                  ARTICLE VIII

         The name and address of each incorporator and the number of shares subscribed to by each is as follows:

        Richard Rink                2727 North Central Avenue       90 Shares
                                    Phoenix, Arizona 85004

        David L. Helsten            2727 North Central Avenue       5 Shares
                                    Phoenix, Arizona 85004

        Arthur G. Seifert           2727 North Central Avenue       5 Shares
                                    Phoenix, Arizona 85004

         IN WITNESS WHEREOF, we have hereunto set our hand and seal this 27th day of February, 1970.

Chapter 31, Article 1, Section 6, Code, 1931, as
amended.                                                /s/ Richard Rink
                                                        ------------------------
            Effective June 10, 1967.                    Richard Rink

AGREEMENT OF INCORPORATION and/or
AMENDMENT prepared by:

Name: David L. Helsten                                  /s/ David L. Helsten
Address: 2727 N. Central Avenue                         ------------------------
         Phoenix, Arizona 85004                         David L. Helsten

                                                        /s/ Arthur G. Seifert
                                                        ------------------------
                                                        Arthur G. Seifert

Page two of three pages

STATE OF ARIZONA    )
                    ) ss:
COUNTY OF MARICOPA  )

         On this 27th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared Richard Rink, David L. Helsten and Arthur
G. Seifert, known to me to be the persons named in and who executed the foregoing instrument, and who acknowledged that they had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 27th day of February, 1970.

                                        /s/ Helen H. Delamater
                                       -----------------------------------------
                                       Helen H. Delamater
                                       Notary Public for the State of Arizona
                                       Residing at Tempe, Arizona
                                       My Commission expires August 13, 1972

(NOTARIAL SEAL)

Page three of three pages

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of West Virginia

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL Co., a corporation organized and existing under the laws of the State of Virginia., and qualified in West Virginia.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                          U-HAUL CO. OF WEST VIRGINIA

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 27 day of January, 1970.

                                                U-HAUL CO.

                                                By: /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                              President

ATTEST:

/s/ [ILLEGIBLE]
--------------------------
                Secretary

STATE OF Virginia  )
                   ) ss.
CITY OF Norfolk    )

         Before me, a Notary Public, personally appeared J. Lyle Campbell known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto [ILLEGIBLE] my hand and official seal this 27 day of January, l970.

                                           /s/ [ILLEGIBLE]
                                           ----------------------------
                                                 Notary Public

                                           My Commission Expires May [ILLEGIBLE]

           Chapter 31, Article 1, Section 6, Code, 1931, as amended.
                            Effective June 10, 1987.

           [ILLEGIBLE] OF INCORPORATION and/or AMENDMENT prepared by:
                               (Name and Address)

           __________________________________________________
           __________________________________________________
           __________________________________________________

                                      No.6
                                 March 23, 1970
                                  [ILLEGIBLE]
                                    AGREEMENT
                               OF INCORPORATION OF

                               U-Haul Co. of West
                                    Virginia

                                Principal Office

           STOCK                ________________         NON-STOCK
        CORPORATION             ________________        CORPORATION

Issued to_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Recorded [ILLEGIBLE] 33 Page____________________________________________________
________________________________________________________________________________

                             STATE OF WEST VIRGINIA

                                     [LOGO]

                                   CERTIFICATE

         I, JOHN B. BORHETELLER, IV SECRETARY OF STATE OF THE STATE OF WEST VIRGINIA, HEREBY CERTIFY THAT
BENNIE JOE BROWN, President of

                          U-HAUL CO. OF WEST VIRGINIA,

a corporation created and organized under the laws of the State of West Virginia, has certified to me under his signature and the corporate seal of said corporation, that, at a meeting of the stockholders of said corporation, regularly held in accordance with the requirements of the law of said State, in Buffalo, West Virginia, on the 12th day of August, 1970, at which meeting all of the issued and outstanding voting stock of said corporation being represented by the holders thereof, in person, by bodies corporate or by proxy, and voting for the following resolution, the same was duly and regularly adopted and passed to-wit:

                  "RESOLVED: That Article I of the Articles of Incorporation be amended to read as follows:

                  The name of this corporation is AMERCO MARKETING CO. OF WEST VIRGINIA."

         WHEREFORE, I do declare said Change of Name to be authorized by law, and that said corporation shall hereafter be known by the name of AMERCO MARKETING CO. OF WEST VIRGINIA.

                           GIVEN UNDER MY HAND AND THE GREAT SEAL OF THE SAID STATE, AT THE CITY OF CHARLESTON, THIS THIRD DAY OF DECEMBER 1970.

                           [ILLEGIBLE]
                           --------------------------------
                           Secreatry of State

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                           U-HAUL CO. OF WEST VIRGINIA

STATE OF WEST VIRGINIA       )
                             ) ss.
COUNTY OF PUTNAM             )

         Bennie Joe Brown and Vina Brown being first duly sworn upon their oath depose and say:

         1. That they are the President and the secreatry respectively of U-HAUL CO. OF WEST VIRGINIA.

         2. That at a Meeting of the Board of Directors of said corporation, duly held at Buffalo, West Virginia on August 12, 1970, the following resolution was adopted:

                  "RESOLVED: That Ariticle I of the Articles of Incorporation be amended to reed as follows:

                  The name of this corporation is AMERCO MARKETING CO. OF WEST VIRGINIA."

         3. That the shareholders Have adopted said amendment by resolution at a meeting held at Buffalo, West, Virginia on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

         5. All of the outstanding stock of this corporation is being held by U-HAUL CO., a Virginia corporation, who has, in adoption of the resolution authorizing this amendment waived the notice of meeting of shareholders.

                                                      /s/ Bennie Joe Brown
                                                   -----------------------------
                                                            President

(CORPORATE SEAL)

                                                     /s/ Vina Brown
                                                   -----------------------------
                                                             Secretary

Page One of Two Pages

STATE OF WEST VIRGINIA      )
                            ) ss.
COUNTY OF PUTNAM            )

         Bennie Joe Brown and Vina Brown, being sworn severally, each for himself, on his oath deposes and says that he is the person who executed the foregoing instrument; that he has read the same and knows the contents thereof; that the matters stated therein are true to his knowledge, except such matters as are stated to be upon information and belief and as to those matters he believes them to be true.

                                                   /s/ Bennie Joe Brown
                                                   -----------------------------
                                                            President

                                                   /s/ Vina Brown
                                                   -----------------------------
                                                            Secretary

         Severally sworn to and subscribed before me this 9th day of October, 1970.

                                                            [ILLEGIBLE]
                                                   -----------------------------

Notary Public in and for the County of Putnam, State of W.U.

         (NOTARIAL SEAL)

Page Two of Two Pages

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of West Virginia

         The undersigned corporation hereby consents to the use of a Similar name.

1. The name of the consentlog corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is: AMERCO MARKETING CO. OF WEST VIRGINIA

         In Witness Whereof, this corporation has caused this consent to be executed this 12 day of August, 1970.

                                      AMERCO,  an Arizona corporation

                                      By: /s/ L. S. Shoen
                                          -----------------------------
                                          L. S. Shoen - President

STATE OF ARIZONA      )
                      ) ss.
COUNTY OF MARICOPA    )

         Before me, a Notary Public, personally appeared I. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this [ILLIGIBLE] day of August,1910.

                                                            [ILLEGIBLE]
                                                   -----------------------------
                                                       Notary Public

                                             My Commission Expires Aug. 13, 1972

                             STATE OF WEST VIRGINIA

                                   CERTIFICATE

     I. EDGAR P. HEISKELL III, SECRETARY OF STATE OF THE STATE OF WEST VIRGINIA, HEREBY CERTIFY THAT

[ILLEGIBLE] President of

                           AMERCO MARKETING CO. OF WEST VIRGINIA, A corporation
created and organized under the laws of the State of West Virginia, has certified to me under his Signature and the corporate Seal of Said corporation,that, at a meeting of the stockholders of said corporation, regularly held in accordance with the requirements of the law of said State, in Nitro, West Virginia , on the 22nd day of February, 1973, at which meetings two-thirds of the issued and outstanding voting stock of such corporation being represented by the holders thereof, in person, by bodies corporate or by proxy, and voting for the following resolution, the same was duly and regularly adopted and passed, to-wit:

         "RESOLVED: Article I, the name of the corporation has been changed from A: AMERCO MARKETING CO. OF WEST VIRGINIA, to B: U-HAUL CO. OF WEST VIRGINIA.

         WHEREFORE, I do declare said Change of Name has set forth in the foregoing resolution is authorized by law, and that said corporation shall hereafter be known by the name of U-HAUL CO. OF WEST VIRGINIA.

                           Given under my hand and the Great Seal of the said
(G.S.) State, at the City of Charleston, this TWENTY-EIGHT day of March, 1973.

                                                EDGAR F. HEISKELI. III,
                                                  Secretary of State

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation in U-HAUL. CO., a corporation organized and existing under the laws of the State of Virginia.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                               Amerco Marketing Co. of West Virginia

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                                    U-Haul Co. of West Virginia

         In Witness Whereof, this corporation has caused this consent to be executed this 5th day of March, 1973.

                                    U-HAUL, CO., a(an) Virginia corporation

                                    By:    /s/ Arthur G.  Seifert
                                        -----------------------------
                                            Assistant Secretary
                                            Arthur G.  Seifert

STATE OF ARIZONA       )
                       )   ss.
COUNTY OF ARIZONA      )

         Before me, a Notary Public, personally appeared Arthur G. Seifert, known to me to be the person who executed the foregoing instrument , and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 4 day of March, 1973.

(SEAL)                                   [ILLEGIBLE]
                                     ------------------------------
                                     Notary Public-State of Arizona

                                         My Commission Expires August 13, 1976

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Virginia.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                  Amerco Marketing Co. of West Virgina

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                  U-HAUL CO. of West Virginia

         In Witness Whereof, this corporation has caused this consent to be executed this 5th day of March, 1973.

                                         U-HAUL CO., a(an) Virginia corporation

                                         By: /s/ Arthur G. Seifert
                                             -----------------------------------
                                                   Assistant Secretary
                                                   Arthur G. Seifert

STATE OF ARIZONA       )
                       )  ss.
COUNTY OF MARIZONA     )
p
         Before, me, a Notary Public, personally appeared Arthur G. Seifert, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto, set my hand and official seal this 5 day of March, 1973.

    (SEAL)                               [ILLEGIBLE]
                                         ---------------------------------------
                                         Notary Public State of Arizona

                                         [ILLEGIBLE]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          THE ARTICLES OF INCORPORATION
                                       OF
                      AMERCO MARKETING CO. OF WEST VIRGINIA

         I, Bennie, Joe Brown, President of AMERCO MARKETING CO. OF WEST VIRGINIA COMPANY, a corporation created and organized under the laws of the State of West Virginia, do hereby certify to the Secretary of State of West Virginia, that, at a meeting of the stockholders of said corporation regularly held in accordance with the requirements of the law of said State, at the office of said corporation, in Nitro, West Virginia, on the 22nd day of February, 1973, at which meeting two-thirds of the issued and outstanding voting stock of such corporation being represented by the holders thereof, in person, by bodies corporate or by proxy, and voting for the following resolution, the same was duly and regularly adopted and passed, to-wit:

                  "RESOLVED: Article I, the name of the corporation has been changed from A: AMERCO MARKETING CO. OF WEST VIRGINIA, to B:
                  U-HAUL CO. OF WEST VIRGINIA."

                                         Given under my hand and the seal of
                                         said corporation, this 12th day of
                                         March, 1973

(CORPORATE SEAL)

                             (Signed)   /s/ Bennie Joe Brown
                                        ---------------------------------------
                                        Bennie Joe Brown - President
                                        of AMERCO MARKETING CO. OF WEST VIRGINIA
                                        [ILLEGIBLE]
                                        Name: __________________________________

                                        Address: _______________________________

                             STATE OF WEST VIRGINIA

                                     [LOGO]

                                  CERTIFICATE

                    I, KEN HECHLER, SECRETARY OF STATE OF THE
                   STATE OF WEST VIRGINIA HEREBY CERTIFY THAT

the following and attached is a true and exact copy of the articles of merger of U-Haul Co. of West Virginia and Movers World of West Virginia, Inc., both being qualified West Virginia corporations.

Therefore, I hereby issue this certificate of merger, merging Movers World of West Virginia, Inc. with and into U-Haul Co. of West Virginia, the survivor.

(SEAL) GIVEN UNDER MY HAND AND THE GREAT SEAL OF THE STATE OF WEST VIRGINIA, ON THIS eighth DAY OF August 1989

                                         /s/ Ken Hechler
                                         -----------------------------
                                                 Secretary of State

                                                                    FILED
                                                                AUG - 8, 1989
                                                               IN THE OFFICE OF
                                                              SECRETARY OF STATE
                                                                 WEST VIRGINA

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this llth day of July, 1989, entered into by U-Haul Co. of West Virginia, the surviving corporation and Movers World of West Virginia, Inc., the Absorbed Corporation, both corporations of the State of West Virginia and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of West Virginia, which laws permit such Merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 6114 [ILLEGIBLE] Ave., S.W., St. Albans, WV 25177.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                                    NUMBER OF
                                      NUMBER OF       SHARES       NUMBER       NUMBER
             COMPANY                    SHARES       ENTITLED      VOTED         VOTED
              NAME                   OUTSTANDING     TO VOTE        FOR         AGAINST
---------------------------------------------------------------------------------------
Movers world of West Virginia, Inc.      100           100          100            0
U-Haul Co. of West Virginia              500           500          500            0

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of California, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of West Virginia.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                              Surviving Corporation: U-HAUL CO. OF WEST VIRGINIA
                                                     a West Virginia Corporation

                                        By:    /s/ Chester L. Brown
                                               ---------------------------------
                                               Chester L. Brown, President

Verified

By :   /s/ Deborha L. Smith
       -----------------------------
       Deborha L. Smith Secretary

                            Absorbed Corporation: MOVERS WORLD OF WEST VIRGINIA,
                                              INC., a West, Virginia Corporation

                                        By:    /s/ John M.Dodds
                                               ----------------------------
                                               John M.Dodds, President

Verified

By     /s/ John A. Lorentz
       -------------------------------
       John A. Lorentz, Secretary

STATE OF
COUNTY OF

         On this 23 day of August, 1989, before me, the undersigned Notary Public, personally appeared Chester Brown, known to me to be the President of U-Haul Co. of West Virginia, a West Virginia corporation, that he is the person who executed this instrument On behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                               [ILLEGIBLE]
                                               ----------------------------
                                               NOTARY PUBLIC

STATE OF ARIZONA
CODNTY OF MARICOPA

         On this 3rd day of August, 1989, before me, the undersigned Notary public, personally appeared John A. Lorentz, known to me to be the Secretary of Movers World of West Virginia, Inc., a West Virginia corporation, that he is the person who executed this instrumet on behalf of said corporation, and acknowledged to me that such corporation executed the same.

       (NOTARIAL  SEAL)                        [ILLEGIBLE]
                                               ----------------------------
                                               NOTARY PUBLIC

                        UNANIMOUS CONSENT OF THE MEMBERS

                          OF THE BOARD OF DIRECTORS OF

                             U-HAUL OF WEST VIRGINIA

                          A WEST VIRGINIA CORPORATION

                                                      July 11, 1989

         The undersigned, constituting all the members of the Board of Directors of U-Haul of West Virginia, a West Virginia corporation hereby consents to and adopt the following resolutions:

                  RESOLVED: That this corporation does hereby agree to and approve the Plan of Merger between this corporation and Movers World of West Virginia, Inc., whereby this corporation shall be the surviving corporation, all in accordance with the copy of the Plan of Merger attached hereto, and be it further

                  RESOLVED: That the President and Secretary of this corporation be and they hereby are authorized and directed to executed on behalf of this corporation said Plan of Merger and to do all and everything necessary to complete said merger, and

                  RESOLVED: That said Plan be submitted to the sole shareholder of this corporation for the purpose of considering the approval of said Plan.

                                        /s/ Chester L. Brown
                                        ------------------------------------
                                        Chester L. Brown, Director

                                        /s/ Steve Mitchell
                                        ------------------------------------
                                        Steve Mitchell, Director

                                        /s/ James Mays, Brown
                                        ------------------------------------
                                        James Mays, Director

                        UNANIMOUS CONSENT OF THE MEMBERS

                          OF THE BOARD OF DIRECTORS OF

                       MOVERS WORLD OF WEST VIRGINIA, INC.

                           A WEST VIRGINIA CORPORATION

                                                  July 11, 1989

         The undersigned, constituting all the members of the Board of Directors of Movers World of West Virginia, a West Virginia corporation, hereby consent to and adopt the following resolutions:

                  RESOLVED: That Movers World of West Virginia, inc., does hereby agree to and approve the Plan of Merger between this corporation and U-Haul Co. of West Virginia, whereby this corporation shall be absorbed into U-Haul Co. of West Virginia, all in accordance with the copy of the Plan of Merger attached hereto, and be it further

                  RESOLVED: That the President and Secretary of this corporation be and they hereby are authorized and directed to execute on behalf of this corporation said Plan of Merger and do all and everything necessary to complete said merger, and be it further

                  RESOLVED: That said Plan be submitted to the sole shareholder of this corporation for the purpose of considering the approval of said Plan.

                                        /s/ John M. Dodds
                                        ----------------------------------------
                                        John M. Dodds, Director

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                          U-HAUL CO. OF WEST VIRGINIA

                                       AND

                       MOVERS WORLD OF WEST VIRGINIA, INC.

                         BOTH WEST VIRGINIA CORPORATIONS

                                                  July 11, 1989

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

                  RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of West Virginia, and Movers World of West Virginia, Inc., does hereby approve and adopt the Plan of Merger between said corporations, whereby Movers World of West Virginia, Inc., shall be absorbed into U-Haul Co. of West Virginia, the surviving corporation, all in accordance with the Plan of Merger, and be it further

                  RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

                  BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                        AMERCO, a Nevada Corporation

                                        By: /s/ John M. Dodds
                                            -----------------------
                                                John M. Dodds

                               [U-HAUL(R) LOGO]

           U-HAUL INTERNATIONAL/2727 N. CENTRAL AVE - P.O. BOX 21502,
             PHOENIX, AZ 85036-1502 - (602) 263-6011 - TELEX 668363

                                                    August 3, 1989

Secretary of State
Charleston, WV 25305

Re:    Merger
       U-Haul Co. of West Virginia (Surviving)
       Movers World of West Virginia, Inc. (Absorbed)
       Both west Virginia corporations.

Dear Sir:

Enclosed is an original and ine copy of Plan/Agreement/Articles of Merger for the above mentioned corporations, in the State of West Virginia.

Also, enclosed is our check in the amount of $10.00, the required filing fee, made out to the Secretary of State.

Please send a copy of the filed merger to the attention of the undersigned at P.O. Box 21502, Phoenix, Arizona 85036.

Thank you for your attention regarding the above mentioned merger.

                                        Sincerely,

                                        Vicky Rykhus
                                        Legal Department

Enclsoures